UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

West Loop Realty Fund
(Class A: REIAX)
(Class C: REICX)
(Institutional Class: REIIX)

ANNUAL REPORT
December 31, 2016

West Loop Realty Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	27

This report and the financial statements contained herein are provided for the general information of the shareholders of the West Loop Realty Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

February 2, 2017

Dear Fellow Shareholders:

We are pleased to present the Annual Report for the West Loop Realty Fund (“the Fund”) applicable for the year ending December 31, 2016.

The Fund’s Institutional Share class (REIIX) produced a total return of +8.02% net of all expenses and fees for the twelve month period ending December 31, 2016. In comparison, the Fund’s benchmark, the MSCI US REIT Index (RMS) (the “benchmark”), produced a total return of +8.60% over the same period.

2016 Market Review
Uncertainty was a common theme in 2016, which resulted in a somewhat volatile year for REIT and common stock performance. While the 10 year U.S. Treasury yield finished the year at 2.45%, or almost exactly where it started the year (2.24%), it had swings of over 100 basis point (bps) to all-time lows in July. RMS performance was high single digits, which would be expected due to similar real estate investment trust (“REIT”) dividend and cash flow growth, as measured by Adjusted Funds from Operations (AFFO). However, there were points during the year where the RMS was up almost 20% and other times when performance was negative.

While GDP growth was lower than expected, job growth was strong enough to drive REIT occupancies to all-time highs. We cited Citi's projected AFFO growth of 6.6% in our 2016 forecast; the actual number looks like it will be closer to +7.2%. Dividend growth appears that it will come in around +9.0%, again above expectations.

Turmoil in non-U.S. markets and U.S. Federal Reserve (the “Fed”) comments about delaying interest rate hikes propelled the 10 year U.S. Treasury yield to an all-time low of 1.37% on July 8, and the MSCI US REIT Price-Only Index (Bloomberg: RMZ) to an all-time high on August 1. When it became apparent that the economy was doing a little better, REITs fell significantly due to the fears of a December interest rate hike by the Fed.

2016 Fund Performance Attribution
The largest positive contributors to relative stock performance were stock selection in the diversified and industrial sectors, as well as an overweight to the office sector. Within the office sector, positions in Kilroy Realty (NYSE: KRC), Alexandria Real Estate Equities (NYSE: ARE), and Cousins Properties (NYSE: CUZ) contributed to our relative performance. Our investment theses for these companies relied on dislocations between their public and private market valuations due to overreactions to external events. For KRC and ARE, it was concerns over a possible tech bubble and its impact on West Coast office markets (San Francisco in particular). However, we believed the concerns to be overblown. In contrast to the 2000 tech bubble, the supply and demand dynamics are much more favorable, and REITs with San Francisco exposure have been astute in minimizing balance sheet and development risk. For CUZ, investors had been concerned with the company’s exposure to Houston and the impact low oil prices will have on office leasing fundamentals. To ease investor concerns and shrink the valuation gap, CUZ merged with Parkway Properties in 4Q 2016 and spun-off the combined portfolio’s Houston assets into a separate company (“Parkway Inc.” (NYSE: PKY)). Owning Armada Hoffler Properties (NYSE: AHH) contributed to our relative performance within the diversified sector. AHH is executing on its plan to recycle capital from slow growth assets into development and redevelopment projects, which we think will produce solid NAV and cash flow growth over the next few years. Owning Eastgroup Properties (NYSE: EGP) contributed to our relative performance within the industrial sector. EGP had been trading at a discount to NAV and peers, mainly due to its exposure to Houston (18% of Net Operating Income as of 3Q16). However, earnings results continue to surprise investors to the upside despite the slowdown in Houston. Additionally, the company’s smaller, more infill focus may allow EGP to benefit from the growth in e-commerce, especially for ‘last mile’ deliveries.

Detractors from relative performance included an underweight allocation to triple net (i.e. tenant pays property taxes, insurance, and maintenance), an overweight allocation to regional malls, and stock selection within data centers/tech. An overweight allocation to the mall sector detracted from the composite’s relative performance. We continue to favor Class A mall REITs over Class B mall REITs within the sector. Class A malls that provide consumers with unique experiences and quality tenant lineups should continue to maintain sector leading occupancy and weather any competitive threats from the internet. Additionally, for Class A mall REITs, the possibility of getting back space from struggling tenants is viewed as an opportunity to upgrade the tenant mix at higher rents. An underweight allocation to the triple net sector (0% allocation) detracted from the composite’s relative performance. The sector benefited in the beginning of the year due to a flight to safety from their long term leases to a diverse roster of solid credit tenants. However, similar to healthcare, triple net REITs are highly correlated to changes in long term interest rates and have underperformed over the past few months. We continue to prefer sectors with higher organic growth and better-located properties. Owning the tower REITs within the data center/tech sector detracted from our relative performance. Tower REITs look to be the beneficiaries of carriers deploying recently acquired spectrum, the major growth of mobile usage, and the expansion of small cell sites which are helping carriers meet insatiable demand in urban areas. However, November’s election results stoked fears of potential consolidation of carriers, pulling down the tower REITs. We believe the pullback has more than accounted for any potential lost cash flow should a transaction occur. Data center REITs should continue to benefit from increased corporate data outsourcing, the growth of the “cloud”, and the need for speedy delivery of data.

2017 Outlook
While we had been hoping that REITs would de-couple from interest rates for years now, it doesn't seem to be happening anytime soon. While most real estate professionals would say that interest rates are not even in the top three most important considerations when investing in commercial real estate, REIT correlations with interest rates have been stubbornly negative since 2012. A highly negative correlation implies that increases in interest rates were highly predictive of decreases in REIT prices, and decreases in interest rates were highly predictive of increases in REIT prices. In contrast, there were many years from 2005 to 2011 when the correlation was close to zero, or even positive!

If the 10 year U.S. Treasury yield rises significantly from the 2.45% level as of December 30, there could be negative implications for REIT prices in 2017. However, it could have a very positive long term effect due to higher growth and inflation expectations, as well as throttling back new construction significantly due to higher return hurdles. In other words, though it would produce some short term pain, a rise in interest rates could extend the real estate cycle for at least a few more years.

If the economy goes back to the lukewarm scenario and investors look to long term treasuries as a flight to safety, new development could spike, thus bringing an end to the cycle. REIT pricing may experience a short term boost, potentially stimulating 2017 total returns above our base case scenario. But, a fall in interest rates without a drop in rents would spur new development to levels we have not seen in this cycle. As is typical in real estate cycles of the past, the sudden delivery of too much real estate when the economy is not on a strong foothold would result in declining occupancy rates and lower rental income, signaling that the peak of the cycle has passed.

In addition to interest rates, policy changes imposed by a new Presidential administration could have an outsized effect on REIT performance. In general, any policy changes that are inflationary, driving up job growth, consumer spending, wage growth, and GDP growth should be a net positive for REITs. In contrast, policies that would restrict growth or decrease the attractiveness of REITs relative to common stocks could be a net negative.

Portfolio Positioning
Going into 2017, we have several views that differ significantly from the benchmark. The top three overweights as of year-end were regional malls, office, and data centers/tech. The top three underweights were healthcare, triple net, and industrial.

Healthcare and triple net represented a combined 20% position in the MSCI US REIT Index (“RMS”) as of year-end, but 0% across the Fund. Healthcare and triple net represent the two longest lease sectors in the REIT universe. As such, they have few triggers to pull to increase growth during inflationary periods, and thus consistently underperform while interest rates are rising. We believe that interest rates are more likely to stay where they are today (or rise) than to go back below 2%, thus driving our bias toward shorter lease sectors such as self storage, apartments, and lodging (all overweights in the Fund at year end, but not in the top three due to potential supply issues). Industrial boasts strong fundamentals, but we believe valuations have gotten ahead of themselves and thus are waiting for a better entry point.

Class A malls are thriving in the current environment. Despite the strong fundamentals, as of December 28, 2016, mall REITs still traded at the steepest NAV discount of any of the major sectors. Recent reports suggest that the 2016 holiday shopping season could have the best year over year growth since 2005 according to Customer Growth Partners.1 In addition, a survey released on December 27, 2016 reported that consumer confidence is the highest in thirteen years.2 If these trends continue, mall tenant sales per square foot (sqft) may reaccelerate, driving up expectations for rent and occupancy increases.

Cell towers and data centers have been an overweight in the Fund for years, but their valuation levels relative to other sectors have not been this cheap for quite some time. We do not see the exponential data consumption increases going away anytime soon, however, which should drive REIT universe-leading cash flow and dividend growth.

Finally, our largest overweight at year end was office. There isn’t one reason in particular for the overweight position, as office has likely the highest variability of portfolio and balance sheet quality, as well as the most constituents of any sector in the index. We believe each of our portfolio office companies is undervalued in its own individual way, and 2017-2018 should showcase the growth potential of this sector which many perceive to be slow-moving.

Summary
Going into 2017, the election and an interest rate hike are now behind us, which potentially could create more certainty and less volatility for REITs. Barring any policy or tax reform changes that could drastically change the trajectory or relative attractiveness of REITs, we believe long term interest rates could potentially be somewhat stable; which may permit REIT internal growth, balance sheet strength, and management prowess to be the main drivers of performance.

Investing in stocks takes more than just a little humility, and we don’t claim to have a crystal ball for the dizzying array of scenarios that may occur in any given 12 month period. However, we maintain conviction in our long term themes, bottom-up theses, and ability to outperform the benchmark. We attribute this conviction to processes that have been honed over the sixty combined years of REIT experience on the Chilton REIT Team, upon which we strive to improve each year.

Regards,

Bruce Garrison	Matt Werner
Portfolio Manager	Portfolio Manager

[1]	Fortune, “Things Are Finally Looking Up For Retailers After a Last-Minute Spending Surge,” December 27, 2016.
[2]	Bloomberg, “U.S. Consumer Confidence Jumps to Highest Level Since 2001,” December 27, 2016; report from New York based Conference Board.

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub‐Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the West Loop Realty Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus. The Fund invests in Real Estate Investment Trusts (REITs), which involve additional risks compared to those from investments in common stock. REITs are dependent upon management skills; generally may not be diversified; and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and tax risks. Investments in REITs involve risks including, but not limited to, market risk, interest rate risk, equity risk and risks related to the real estate market.

The Fund will be closely linked to the performance of the real estate markets. The Real Estate industry is subject to certain market risks such as property revaluations, interest rate fluctuations, rental rate fluctuations and operating expenses, increasing vacancies, rising construction costs and potential modifications to government regulations. REITs are subject to declines in the value of real estate as it relates to general and local economic conditions and decreases in property revenues. Continued disruptions in the financial markets and deteriorating economic conditions could adversely affect the value of the Fund’s investments.

As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund’s investments will be concentrated in the real estate sector. The focus of the Fund’s portfolio on a specific sector may present more risks than if the portfolio were broadly diversified over numerous sectors.

Foreign investment risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies.

The Fund invests in small and mid-cap real estate companies, which may involve less trading and, therefore, a larger impact on a stock’s price than customarily associated with larger, more established company stocks.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. The price-only index (RMZ) for the MSCI US REIT Index has the same constituents and is calculated by the MSCI in real time. One cannot invest directly in an index.

West Loop Realty Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI US REIT Index. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITS that are included in the MSCI US Investible Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2016	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	7.79%	13.59%	12/31/13
Class C²	7.01%	12.74%	12/31/13
Institutional Class³	8.02%	13.84%	12/31/13
After deducting maximum sales charge
Class A¹	1.63%	11.37%	12/31/13
Class C²	6.01%	12.74%	12/31/13
MSCI US REIT Index	8.60%	13.23%	12/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

¹
Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies to purchases of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

²	A CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

West Loop Realty Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited) - Continued

Gross and net expense ratios for the Class A shares were 1.67% and 1.35%, respectively, for the Class C shares were 2.42% and 2.10%, respectively, and for the Institutional Class shares were 1.42% and 1.10%, respectively, which were the amounts stated in the current prospectus dated May 1, 2016, as amended. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.50%, 2.25% and 1.25% of the average daily net assets of the Class A shares, Class C shares and Institutional Class shares, respectively. This agreement is in effect until April 30, 2017, and may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

West Loop Realty Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS – 97.7%
	CONSUMER, CYCLICAL – 2.3%
	HOTELS & MOTELS – 2.3%
28,000	Marriott International, Inc. - Class A	$2,315,040

	FINANCIAL – 95.4%
	REITS-APARTMENTS – 19.1%
25,000	AvalonBay Communities, Inc. - REIT	4,428,750
45,000	Camden Property Trust - REIT	3,783,150
30,000	Equity Residential - REIT	1,930,800
20,000	Essex Property Trust, Inc. - REIT	4,650,000
220,000	Independence Realty Trust, Inc. - REIT	1,962,400
60,000	UDR, Inc. - REIT	2,188,800
		18,943,900
	REITS-DATA CENTERS/TECH – 11.1%
36,000	American Tower Corp. - REIT	3,804,480
42,000	Crown Castle International Corp. - REIT	3,644,340
80,000	CyrusOne, Inc. - REIT	3,578,400
		11,027,220
	REITS-DIVERSIFIED – 5.4%
65,000	American Assets Trust, Inc. - REIT	2,800,200
175,000	Armada Hoffler Properties, Inc. - REIT	2,549,750
		5,349,950
	REITS-HOTELS – 5.2%
170,000	Hersha Hospitality Trust - REIT	3,655,000
80,000	Host Hotels & Resorts, Inc. - REIT	1,507,200
		5,162,200
	REITS-INDUSTRIAL – 2.6%
35,000	EastGroup Properties, Inc. - REIT	2,584,400

	REITS-OFFICE PROPERTY – 20.9%
22,000	Alexandria Real Estate Equities, Inc. - REIT	2,444,860
43,500	Boston Properties, Inc. - REIT	5,471,430
220,000	Cousins Properties, Inc. - REIT	1,872,200
150,000	Empire State Realty Trust, Inc. - Class A - REIT	3,028,500
38,000	Kilroy Realty Corp. - REIT	2,782,360
51,000	Parkway, Inc. - REIT*	1,134,750
38,000	Vornado Realty Trust - REIT	3,966,060
		20,700,160
	REITS-REGIONAL MALLS – 16.3%
160,000	General Growth Properties, Inc. - REIT	3,996,800
26,000	Macerich Co. - REIT	1,841,840
47,000	Simon Property Group, Inc. - REIT	8,350,490

West Loop Realty Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
	REITS-REGIONAL MALLS (Continued)
55,000	Tanger Factory Outlet Centers, Inc. - REIT	$1,967,900
		16,157,030
	REITS-SHOPPING CENTERS – 6.7%
105,000	Kite Realty Group Trust - REIT	2,465,400
95,000	Retail Opportunity Investments Corp. - REIT	2,007,350
60,000	Weingarten Realty Investors - REIT	2,147,400
		6,620,150
	REITS-STORAGE – 8.1%
29,000	Extra Space Storage, Inc. - REIT	2,239,960
68,000	Life Storage, Inc. - REIT	5,797,680
		8,037,640
		94,582,650
	TOTAL COMMON STOCKS (Cost $90,315,771)	96,897,690

	PREFERRED STOCKS – 0.9%
	FINANCIAL – 0.9%
	REITS-SHOPPING CENTERS – 0.9%
40,000	Wheeler Real Estate Investment Trust, Inc.[1,2,3]	939,600

	TOTAL PREFERRED STOCKS (Cost $1,000,000)	939,600

Principal Amount

	SHORT-TERM INVESTMENTS – 1.0%
$994,442	UMB Money Market Fiduciary, 0.01%[4]	994,442

	TOTAL SHORT-TERM INVESTMENTS (Cost $994,442)	994,442

	TOTAL INVESTMENTS – 99.6% (Cost $92,310,213)	98,831,732
	Other Assets in Excess of Liabilities – 0.4%	364,345

	TOTAL NET ASSETS – 100.0%	$99,196,077

West Loop Realty Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

ADR – American Depository Receipt
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Callable.
[2]	Variable, floating or step rate security.
[3]	Convertible security.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
SUMMARY OF INVESTMENTS
As of December 31, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
REITS-Office Property	20.9%
REITS-Apartments	19.1%
REITS-Regional Malls	16.3%
REITS-Data Centers/Tech	11.1%
REITS-Storage	8.1%
REITS-Shopping Centers	6.7%
REITS-Diversified	5.4%
REITS-Hotels	5.2%
REITS-Industrial	2.6%
Hotels & Motels	2.3%
Total Common Stocks	97.7%
Preferred Stocks	0.9%
Short-Term Investments	1.0%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

West Loop Realty Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

Assets:
Investments, at value (cost $92,310,213)	$98,831,732
Receivables:
Fund shares sold	248,434
Dividends and interest	469,289
Prepaid expenses	51,539
Total assets	99,600,994

Liabilities:
Payables:
Investment securities purchased	244,800
Fund shares redeemed	24,353
Advisory fees	58,454
Shareholder servicing fees (Note 6)	9,019
Distribution fees - Class A & Class C (Note 7)	5,613
Auditing fees	18,504
Fund administration fees	8,475
Fund accounting fees	7,078
Transfer agent fees and expenses	11,163
Custody fees	824
Chief Compliance Officer fees	2,829
Trustees' fees and expenses	1,447
Accrued other expenses	12,358
Total liabilities	404,917

Net Assets	$99,196,077

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$92,017,493
Accumulated undistributed net investment income	142,111
Accumulated undistributed net realized gain on investments	514,954
Net unrealized appreciation on investments	6,521,519
Net Assets	$99,196,077

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$12,480,307
Shares of benficial interest issued and outstanding	940,669
Redemption price[1]	13.27
Maximum sales charge (5.75% of offering price)[2]	0.81
Maximum offering price to public	$14.08

Class C Shares:
Net assets applicable to shares outstanding	$4,387,534
Shares of benficial interest issued and outstanding	332,077
Redemption price[3]	$13.21

Institutional Class Shares:
Net assets applicable to shares outstanding	$82,328,236
Shares of benficial interest issued and outstanding	6,198,145
Redemption price	$13.28

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of the purchase.
[2]	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
STATEMENT OF OPERATIONS
For the year ended December 31, 2016

Investment Income:
Dividends	$2,191,276
Interest	195
Total investment income	2,191,471

Expenses:
Advisory fees	929,683
Shareholder servicing fees (Note 6)	98,727
Fund administration fees	76,575
Registration fees	72,446
Transfer agent fees and expenses	67,800
Fund accounting fees	44,491
Distribution fees - Class C (Note 7)	37,429
Distribution fees - Class A (Note 7)	20,962
Shareholder reporting fees	25,715
Legal fees	20,756
Auditing fees	19,503
Chief Compliance Officer fees	15,658
Custody fees	13,913
Miscellaneous	10,995
Trustees' fees and expenses	9,081
Insurance fees	1,416

Total expenses	1,465,150
Advisory fees waived	(245,009)
Net expenses	1,220,141
Net investment income	971,330

Realized and Unrealized Gain on Investments:
Net realized gain on investments	4,165,146
Net change in unrealized appreciation/depreciation on investments	1,877,607
Net realized and unrealized gain on investments	6,042,753

Net Increase in Net Assets from Operations	$7,014,083

See accompanying Notes to Financial Statements.

West Loop Realty Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$971,330	$615,053
Net realized gain on investments	4,165,146	1,884,062
Net change in unrealized appreciation/depreciation on investments	1,877,607	398,567
Net increase in net assets resulting from operations	7,014,083	2,897,682

Distributions to Shareholders:
From net investment income:
Class A	(66,258)	(34,963)
Class C	(1,116)	(4,941)
Institutional Class	(767,918)	(627,280)
From net realized gain
Class A	(448,071)	(131,282)
Class C	(156,123)	(95,625)
Institutional Class	(2,941,843)	(1,905,395)
Total distributions to shareholders	(4,381,329)	(2,799,486)

Capital Transactions:

Class A	8,744,779	3,613,480
Class C	2,164,928	2,243,767
Institutional Class	26,553,968	54,731,711
Reinvestment of distributions:
Class A	513,805	165,499
Class C	156,517	99,803
Institutional Class	3,123,712	2,309,930
Cost of shares redeemed:
Class A	(1,884,910)	(1,110,905)
Class C	(1,521,344)	(498,787)
Institutional Class	(24,666,375)	(12,166,561)
Net increase in net assets from capital transactions	13,185,080	49,387,937

Total increase in net assets	15,817,834	49,486,133

Net Assets:
Beginning of Year	83,378,243	33,892,110
End of Year	$99,196,077	$83,378,243

Accumulated undistributed net investment income	$142,111	$-

Capital Share Transactions:
Shares sold:
Class A	640,993	277,918
Class C	160,764	173,287
Institutional Class	2,002,656	4,244,279
Shares reinvested:
Class A	38,944	12,967
Class C	11,970	7,818
Institutional Class	235,408	181,168
Shares redeemed:
Class A	(141,468)	(86,326)
Class C	(117,352)	(38,871)
Institutional Class	(1,843,181)	(945,781)
Net increase from capital share transactions	988,734	3,826,459

See accompanying Notes to Financial Statements.

West Loop Realty Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013*
Net asset value, beginning of period	$12.86	$12.76	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.12	0.11	0.14	-
Net realized and unrealized gain on investments	0.88	0.44	2.87	-
Total from investment operations	1.00	0.55	3.01	-

Less Distributions:
From net investment income	(0.10)	(0.11)	(0.10)	-
From net realized gain	(0.49)	(0.34)	(0.15)	-
Total distributions	(0.59)	(0.45)	(0.25)	-

Net asset value, end of period	$13.27	$12.86	$12.76	$10.00

Total return [2]	7.79%	4.34%	30.32%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,480	$5,171	$2,521	$3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.76%	1.82%	2.84%	-
After fees waived and expenses absorbed	1.50%	1.50%	1.50%	-
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.60%	0.50%	(0.22)%	-
After fees waived and expenses absorbed	0.86%	0.82%	1.12%	-

Portfolio turnover rate	24%	18%	13%	-

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. If these sales charges were included total returns would be lower.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013*
Net asset value, beginning of period	$12.81		$12.72	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.01		0.01	0.05	-
Net realized and unrealized gain on investments	0.88		0.44	2.87	-
Total from investment operations	0.89		0.45	2.92	-

Less Distributions:
From net investment income	-	[2]	(0.02)	(0.05)	-
From net realized gain	(0.49)		(0.34)	(0.15)	-
Total distributions	(0.49)		(0.36)	(0.20)	-

Net asset value, end of period	$13.21		$12.81	$12.72	$10.00

Total return [3]	7.01%		3.56%	29.29%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,388		$3,545	$1,711	$2

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.51%		2.57%	3.59%	-
After fees waived and expenses absorbed	2.25%		2.25%	2.25%	-
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.15)%		(0.25)%	(0.97)%	-
After fees waived and expenses absorbed	0.11%		0.07%	0.37%	-

Portfolio turnover rate	24%		18%	13%	-

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge of 1.00% on any shares sold within 12 months of the date of purchase. If the sales charge was included total returns would be lower.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013*
Net asset value, beginning of period	$12.87	$12.76	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.15	0.14	0.16	-
Net realized and unrealized gain on investments	0.88	0.45	2.87	-
Total from investment operations	1.03	0.59	3.03	-

Less Distributions:
From net investment income	(0.13)	(0.14)	(0.12)	-
From net realized gain	(0.49)	(0.34)	(0.15)	-
Total distributions	(0.62)	(0.48)	(0.27)	-

Net asset value, end of period	$13.28	$12.87	$12.76	$10.00

Total return[2]	8.02%	4.66%	30.51%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$82,328	$74,662	$29,660	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.51%	1.57%	2.59%	-
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	-
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.85%	0.75%	0.03%	-
After fees waived and expenses absorbed	1.11%	1.07%	1.37%	-

Portfolio turnover rate	24%	18%	13%	-

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

Note 1 – Organization
West Loop Realty Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to September 30, 2014, the Fund was known as Chilton Realty Income and Growth Fund. The Fund seeks to achieve current income and long-term growth of capital. The Fund commenced investment operations on December 31, 2013, with three classes of shares, Class A, Class C and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, "Financial Services - Investment Companies", Topic 946 (ASC 946).

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Real Estate Market Risk
The Fund concentrates investment of its assets in the real estate industry. Therefore, investment in the Fund will be closely linked to the performance of the real estate markets and will be susceptible to adverse economic, legal, regulatory, employment, cultural or technological developments in the industry.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2016

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

FASB Accounting Standard Codification, "Accounting for Uncertainty in Income Taxes", Topic 740 (ASC 740) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax periods ended December 31, 2013-2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor engages Chilton Capital Management LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2016

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively. This agreement is in effect until April 30, 2017, and may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2016, the Advisor waived a portion of its advisory fees totaling $245,009. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At December 31, 2016, the amount of these potentially recoverable expenses was $708,678. The Advisor may recapture all or a portion of these amounts no later than December 31 of the years stated below:

2017	$267,839
2018	195,830
2019	245,009
Total:	708,678

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2016, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2016, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$92,460,422

Gross unrealized appreciation	$9,237,870
Gross unrealized depreciation	(2,866,560)
Net unrealized appreciation	$6,371,310

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2016

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 341	$ 6,073	$ (6,414)

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$165,098
Undistributed long-term capital gains	642,176
Tax accumulated earnings	807,274

Accumulated capital and other losses	-
Unrealized appreciation on investments	6,371,310
Total accumulated earnings	$7,178,584

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

Distribution paid from:	2016	2015
Ordinary income	$1,084,742	$1,909,821
Net long-term capital gains	3,296,587	889,665
Total distributions paid	$4,381,329	$2,799,486

Note 5 – Investment Transactions
For the year ended December 31, 2016, purchases and sales of investments, excluding short-term investments, were $33,944,188 and $21,617,565, respectively.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2016

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. For the year ended December 31, 2016, HRC did not receive any sales charges or distribution fees with respect to the Fund pursuant to the wholesaling agreement.

For the year ended December 31, 2016, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
FASB Accounting Standard Codification, "Fair Value Measurement and Disclosures", Topic 820 (ASC 820) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2016

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$97,837,290	$-	$-	$97,837,290
Short-Term Investments	994,442	-	-	994,442
Total Investments	$98,831,732	$-	$-	$98,831,732

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

Effective February 1, 2017, the Advisor has lowered its management fee from 1.00% to 0.85% of the Fund’s average daily net assets. In addition, effective February 1, 2017, the Advisor has agreed to reduce the limit on the total annual fund operating expenses, (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses of short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) by 0.15%, to 1.35%, 2.10% and 1.10% of the average daily net assets of the Fund's Class A, Class C and Institutional Class shares, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of West Loop Realty Fund

We have audited the accompanying statement of assets and liabilities of the West Loop Realty Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the one day in the period ended December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the West Loop Realty Fund as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the one day period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2017

West Loop Realty Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended December 31, 2016, 5.17% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the year ended December 31, 2016, 2.51% of the dividends to be paid from net investment income, including from short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

For the year ended December 31, 2016, the Fund designates $3,296,587 as long-term capital gain distributions.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	78	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	78	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	78	None.

West Loop Realty Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).

			N/A	N/A

West Loop Realty Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

West Loop Realty Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses
The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 – 12/31/16*
Class A shares
Actual Performance	$1,000.00	$969.90	$7.43
Hypothetical (5% annual return before expenses)	1,000.00	1,017.64	7.61
Class C shares
Actual Performance	1,000.00	965.70	11.12
Hypothetical (5% annual return before expenses)	1,000.00	1,013.84	11.39
Institutional Class shares
Actual Performance	1,000.00	970.90	6.19
Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.34

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.25% and 1.25% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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West Loop Realty Fund
A series of Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
100 Wall Street, 20th Floor
New York, New York 10005

Sub-Advisor
Chilton Capital Management, LLC
1177 West Loop South, Suite 1310
Houston, Texas 77027

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
West Loop Realty Fund - Class A	REIAX	46141P 446
West Loop Realty Fund - Class C	REICX	46141P 438
West Loop Realty Fund - Institutional Class	REIIX	46141P 420

Privacy Principles of the West Loop Realty Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the West Loop Realty Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (800) 207-7108. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

West Loop Realty Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-207-7108.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$16,200	$15,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/10/2017